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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) October 15, 2002


                       Corporate Asset Backed Corporation
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             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


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
       Delaware                               33-73666                  22-3281571
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(STATE OR OTHER JURISDICTION                (COMMISSION              (I.R.S. EMPLOYER
      OF INCORPORATION)                      FILE NUMBER)            IDENTIFICATION NO.)
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    445 Broad Hollow Road
    Suite 239
    Melville, New York                                                 11747
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    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                         (ZIP CODE)

Registrant's telephone number, including area code: (631) 587-4700


--------------------------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)
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
Item 1.             Changes in Control of Registrant.

                    NOT APPLICABLE.

Item 2.             Acquisition or Disposition of Assets.

                    NOT APPLICABLE.

Item 3.             Bankruptcy or Receivership.

                    NOT APPLICABLE.

Item 4.             Changes in Registrant's Certifying Accountant.

                    NOT APPLICABLE.

Item 5.             Other Events.

                    NOT APPLICABLE.

Item 6.             Resignations of Registrant's Directors.

                    NOT APPLICABLE.

Item 7.             Financial Statements, Pro-Forma Financial Information and Exhibits.

                    (a)  NOT APPLICABLE.

                    (b)  NOT APPLICABLE.

                    (c)  EXHIBITS.

                    Cash Transactions by the CABCO Trust for BellSouth Debentures on October 15, 2002.

                            $1,518,750.00 to the Trust Certificate Holders.



Item 8.             Change in Fiscal Year.

                    NOT APPLICABLE.
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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

..
                                         CORPORATE ASSET
                                         BACKED CORPORATION,
                                                  as Depositor

                                         By:     /s/ Robert Vascellaro
                                                 -----------------------------
                                         Name:   Robert Vascellaro
                                         Title:  Vice President and Treasurer



Date:  October 16, 2002

                                  EXHIBIT INDEX



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Exhibit                                                                      Page
      List of Cash Transactions.
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